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                                                                   Exhibit 23(a)





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accounts, we hereby consent to the incorporation by reference in this Amendment No. 2 to Registration Statement No. 33-52341 on Form S-4 of our report dated January 18, 1994 included in First United Bancshares, Inc.'s Form 10-K for the year ended December 31, 1993 and to all references to our Firm included in this Registration Statement.


                                          ARTHUR ANDERSEN & CO.


Jackson, Mississippi


May 4, 1994